Note C - Inventories	12 Months Ended
Dec. 31, 2015
Notes to Financial Statements
Inventory Disclosure [Text Block]
Note
C
–
I
n
v
ento
r
ies

Inventories are stated at the lower of cost or market. Replacement cost approximates current cost and the excess over LIFO cost is approximately $59.1 million and $57.9 million at December 31, 2015 and 2014, respectively. Some inventory quantities were reduced during 2015, resulting in liquidation of some LIFO quantities carried at lower costs from earlier years versus current year costs. The related effect increased net income by $363,000. Allowances for excess and obsolete inventory totaled $5.0 million and $4.6 million at December 31, 2015 and 2014, respectively.

I n v ento r ies-net	2015	2014
Raw materials and in-process	$25,652	$16,217
Finished parts	46,270	42,414
Finished products	10,896	36,129
Total net inventories	$82,818	$94,760